                                                                     EXHIBIT 1.1

                             ______________ SHARES

                          RENTAL SERVICE CORPORATION

                    COMMON STOCK, PAR VALUE $.01 PER SHARE



                            UNDERWRITING AGREEMENT



                                                               December __, 1997



Morgan Stanley & Co. Incorporated
William Blair & Company, L.L.C.
c/o Morgan Stanley & Co. Incorporated
  1585 Broadway
  New York, New York  10036

Morgan Stanley & Co. International Limited
William Blair & Co., L.L.C.
c/o Morgan Stanley & Co. International Limited
  25 Cabot Square
  Canary Wharf
  London W1P 3AE
  England


Dear Sirs and Mesdames:

          RENTAL SERVICE CORPORATION, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters (as defined below) shares of its Common Stock, par value $.01 per share (the "Firm Shares").

          It is understood that, subject to the conditions hereinafter stated, ___________ Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and __________ Firm Shares (the "International Shares") will be sold to the several International Underwriters named in Schedule II hereto (the "International Underwriters") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated and William Blair & Company, L.L.C. shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited and William Blair & Company, L.L.C. shall act as representatives (the "International Representatives") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the Underwriters.

          The Company also proposes to issue and sell to the several U.S. Underwriters not more than an additional ____________ shares of its Common Stock, par value $.01 per share, and certain stockholders of the Company (collectively, the "Selling Stockholders") named in Schedule III hereto severally propose to sell to the several U.S. Underwriters the additional number of shares of the Common Stock, par value $.01 per share, of the Company set forth in Schedule III hereto opposite the name of each Selling Stockholder, for a total of not more than an additional 750,000 shares to be sold by the Company and such Selling Stockholders (the "Additional Shares"), if and to the extent that the U.S. Representatives exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of common stock granted to the U.S. Underwriters in Section 2 hereof. The Additional Shares, if any, purchased by the U.S. Underwriters hereunder and the Firm Shares are hereinafter collectively referred to as the "Shares." The shares of Common Stock, par value $.01 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock." The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as the "Sellers."

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-40707) relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement;" the U.S. prospectus and the international prospectus in the respective forms first filed with the Commission pursuant to Rule 424(b), or, if no filing pursuant to Rule 424(b) is made, in the form first used to confirm sales of Shares, are hereinafter collectively referred to as the "Prospectus." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462(b) Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement.


          1. Representations and Warranties of the Company.  The Company
             ---------------------------------------------
represents and warrants to and agrees with the several Underwriters that:

          (a) The Registration Statement has become effective; no stop order issued by the Commission suspending the effectiveness of the Registration Statement is in effect, and, to our knowledge, no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the representations and warranties set forth in this Section 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business as a foreign corporation under the laws of, and is in good standing in, each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and the Company has not received any notice of any proceeding instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

          (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business as a foreign corporation under the laws of, and is in good standing in, each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and the Company has not received any notice of any proceeding instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

          (e) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

          (f) The shares of Common Stock (including the Shares to be sold by the Selling Stockholders) outstanding immediately prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable.

          (g) The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable; the issuance of such Shares will not be subject to any preemptive rights.

          (h) This Agreement has been duly authorized, executed and delivered by the Company.

          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not breach or contravene (i) any statute, rule or regulation applicable to the Company,
     (ii) the certificate of incorporation or bylaws of the Company, or (iii) any other agreement or instrument binding upon the Company or any of its subsidiaries that is material to the

     Company and its subsidiaries, taken as a whole, or (iv) any judgment, order or decree binding on the Company or any subsidiary of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except for any breach or contravention which, singly or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), securities or Blue Sky laws in connection with the offer and sale of the Shares and clearance with the National Association of Securities Dealers, Inc. ("NASD").

          (j) There are no (i) legal or governmental proceedings pending or to the Company's knowledge threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, other than proceedings that, if decided adversely to the Company or such subsidiaries, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement and (ii) material documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (k) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

          (m) The Company is not and, after giving effect to the offering of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (o) Neither the Company nor any of its subsidiaries is in violation of its certificate of incorporation or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound, except for such defaults as singly or in the aggregate do not and will not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (p) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens (except liens for taxes not yet due and payable), encumbrances and defects, except such as are described or reflected in the Prospectus, and such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any material real property held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described or reflected in or contemplated by the Prospectus.

          (q) The Company and its subsidiaries own or possess all right, title and interest in and to, or have duly licensed from third parties, all patents, patent rights, trade secrets, inventions, know-how, trademarks, trade names, copyrights, service marks and other proprietary rights (collectively, "Trade Rights"), if any, that are material to the business of the Company and its subsidiaries, taken as a whole; neither the Company nor any of its subsidiaries have received any notice of infringement, misappropriation or conflict from any third party as to such material Trade Rights that has not been resolved or disposed of and, to the knowledge of the Company, neither the Company nor any of its subsidiaries has infringed, misappropriated or otherwise conflicted with the material Trade Rights of any third parties, except for such infringements, misappropriations or conflicts as, singly or in the aggregate, would not have a material adverse effect on the Company or its subsidiaries, taken as a whole.

          (r) The Company and each of its subsidiaries are insured by insurers against such losses and risks and in such amounts as the Company believes are appropriate for the business in which they are engaged.

          (s) There are no holders of securities of the Company having rights to registration thereof or preemptive rights to purchase capital stock of the Company, except as disclosed in the Prospectus; and holders of registration rights who are not Selling Stockholders have received (or waived receipt of) proper notice from the Company with respect to such rights and have not exercised such rights with respect to the offering being made by the Prospectus.

          (t) The Company confirms that as of the date hereof is in compliance with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          (u) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as contemplated by the Registration Statement, the Company and its subsidiaries, taken as a whole, have not incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in their condition (financial or otherwise) or results of operations nor any material adverse change in their capital stock, short-term debt or long-term debt.

          (v) The consolidated financial statements together with the related notes and schedules of the Company included in the Registration Statement fairly present the consolidated financial position of the Company and the consolidated results of operations and cash flows as of the dates and for the periods therein specified, all in accordance with generally accepted accounting principles consistently applied throughout the periods specified therein (except as otherwise noted therein or as disclosed in the Registration Statement and the supporting schedules included therein). The selected financial data set forth in the Prospectus under the caption "Selected Historical Consolidated Financial and Operating Data" fairly present, on the basis stated in the Prospectus, the information included therein.

          (w) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company's knowledge, is threatened or imminent that could reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.


          2. Representations and Warranties of the Selling Stockholders.  Each
             ----------------------------------------------------------
Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with the Company and each of the Underwriters that:

          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

          (b) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Stockholder and Robert M. Wilson, as custodian (the "Custodian"), relating to the deposit of the Shares to be sold by such Selling Stockholder (the "Custody Agreement") and the Power of Attorney appointing Martin R. Reid and Robert
     H. Wilson (individually and collectively, the "Agent") as such Selling Stockholder's attorney-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney"), will not contravene any provision of applicable law or any agreement or other instrument binding upon such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder and which would have a material adverse effect on such Selling Stockholder's ability to perform its obligations under this Agreement, the Custody Agreement and the Power of Attorney. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, the Custody Agreement or the Power of Attorney of such Selling Stockholder, except for compliance with the Securities Act and such as may be required by the Securities Act, Exchange Act, securities or Blue Sky laws in connection with the offer and sale of such Shares and clearance with the NASD.

          (c) Such Selling Stockholder has, and on the Closing Date will have, valid title to the Shares to be sold by such Selling Stockholder and the legal right and power, and authority, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder.

          (d) Delivery of the Shares to be sold by such Selling Stockholder pursuant to this Agreement will pass title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

          (e) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Stockholder and are valid and binding agreements of such Selling Stockholder.

          (f) The Shares to be sold hereunder by such Selling Stockholder on deposit with the Custodian are subject to the interests of the Company, the Underwriters and the other Selling Stockholders, that the arrangements made for such custody, and the appointment of agents pursuant to a Power of Attorney, are to that extent irrevocable, and that obligations of such Selling Stockholder hereunder and under the Power of Attorney and the Custody Agreement shall not be terminated except as provided in this Agreement, the Power of Attorney or the Custody Agreement by any act of such Selling Stockholder, by operation of law or otherwise.

          (g) As to each Selling Stockholder, (i) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus, does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the representations and warranties set forth in this Section 2(g) only apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder through you expressly for use therein.

          3. Agreements to Sell and Purchase.  The Company hereby agrees to sell
             -------------------------------
to the several Underwriters, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from the Company, the respective numbers of Firm Shares set forth in Schedules I and II hereto opposite their names at $_____ a share (the "Purchase Price").

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company and the Selling Stockholders agree to sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to _________ Additional Shares at the Purchase Price. If the U.S. Representatives, on behalf of the U.S. Underwriters, elect to exercise such option, the U.S. Representatives shall so notify the Selling Stockholders in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the U.S. Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date, not later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering overallotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule I hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm Shares.

          Each Seller hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, lend, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether such transaction described in clause
(i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence does not apply (A) to the Shares to be sold hereunder, (B) to the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or which have been described in the Prospectus, (C) to any options granted or shares of Common Stock issued pursuant to benefit plans of the Company existing on the date hereof of which the Underwriters have been advised in writing, (D) with respect to any Selling Stockholder, to any sale of shares of Common Stock which are subject to an existing pledge or other security arrangement on the date hereof of which the Underwriters have been advised in writing, in good faith pursuant to the terms of such pledge or arrangement, or
(E) the issuance of shares of Common Stock in pursuant to the Center Acquisition Agreements or in connection with other acquisitions.


          4. Terms of Public Offering.  The Sellers are advised by you that the
             ------------------------
Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at U.S.$____ a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of U.S.$____ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S.$____ a share, to any Underwriter or to certain other dealers.


          5. Payment and Delivery.  Payment for the Firm Shares shall be made by
             --------------------
federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at the office of Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, California, at 10:00 A.M., New York time, on __________, 1997, or at such other time on the same or such other date, not later than __________, 1998, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

          Payment for any Additional Shares shall be made, for Additional Shares sold by the Company to the Company, and, for Additional Shares sold by the Selling Stockholders, to the Custodian for the benefit of the Selling Stockholders, in federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several U.S. Underwriters at the office of Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, California, at 10:00 A.M., New York time, on the date specified in the notice, delivered pursuant to Section 3 hereof, from the U.S. Underwriters to the Selling Stockholders of their determination to purchase Additional Shares (the "Option Closing Date").

          Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the purchase price therefor.


          6. Conditions to the Underwriters' Obligations.  The obligations of
             -------------------------------------------
the Company and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than the date hereof.

          The several obligations of the Underwriters hereunder are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this

     Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

          (c) You shall have received on the Closing Date an opinion of Latham & Watkins, counsel for the Company, dated the Closing Date, to the effect that

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus; and, based solely on certificates from public officials, counsel shall confirm that the Company is qualified to do business in each state set forth in Schedule I to such opinion;

               (ii) an opinion to the same general effect as clause (i) of this subparagraph in respect of RSC Holdings Inc., RSC Acquisition Corp., RSC Industrial Corporation, RSC Duval Inc. and RSC Rents, Inc., the direct and indirect Delaware and California subsidiaries of the Company (collectively, the "Identified Subsidiaries" and each an "Identified Subsidiary");

               (iii) the issued and outstanding shares of capital stock of each Identified Subsidiary are as set forth in Schedule II to such opinion (the "Subsidiary Shares"). The Subsidiary Shares have been duly authorized, validly issued and are fully paid and nonassessable. Except as disclosed in the Registration Statement (including contracts filed as exhibits to the Registration Statement), the Company owns of record directly or indirectly all of the Subsidiary Shares and all of the outstanding shares of capital stock of each of RSC Alabama, Inc., The Air & Pump Company, Inc. and Walker Jones Equipment, Inc. (collectively with the Identified Subsidiaries, the "Subsidiaries"), and to the knowledge of such counsel, owns such stock of the Subsidiaries free and clear of any adverse claim (as defined in Section 8-302 of the Uniform Commercial Code);

               (iv) the authorized capital stock of the Company consists of 40,000,000 shares of Common Stock and 500,000 shares of preferred stock, par value $.01 per share, of which, based solely upon a review of a certificate of the transfer agent and registrar of the Company and upon issuance, delivery and payment by you and the other Underwriters for shares of Common Stock to be issued pursuant to and in accordance with the terms of the Underwriting

          Agreement, ________ shares of Common Stock are outstanding as of the Closing Date (the "Capital Stock"); and such Capital Stock conforms as to legal matters in all material respects to the description thereof in the Prospectus under the caption "Description of Capital Stock";

               (v) the Firm Shares and the Shares have been duly authorized and, upon issuance, delivery and payment by you and the other Underwriters therefor pursuant to and in accordance with the terms of the Underwriting Agreement, will be validly issued and is fully paid and nonassessable;

               (vi) the form of certificates for the Shares to be delivered hereunder are in due and proper form under the Delaware General Corporation Law (the "DGCL");

               (vii) the Registration Statement has become effective under the Securities Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings therefor have been by the Commission;

               (viii) (1) the Registration Statement and the Prospectus comply as to form in all material respects with the requirements for registration statements on Form S-1 under the Securities Act; it being understood, however, that such counsel need express no opinion with respect to the financial statements, the notes thereto, and the related schedules and other financial, numerical, statistical or accounting data included in the Registration Statement or the Prospectus; (2) such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, other than proceedings that, if decided adversely to the Company or such subsidiaries, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement; and (3) to such counsel's knowledge there are no leases, contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed, as required. In passing upon the compliance as to form of the Registration Statement and the Prospectus, such counsel may assume that the statements made therein are correct and complete;

               (ix) the statements (1) under the caption "Management --401(k) Plan," "Management -- Equity Participation Plans," "Management-- Executive Incentive Bonus Plan," "Management -- Employee Qualified Stock Purchase Plan," "Certain Relationships and Related Transactions," "Description of Capital Stock" and "Shares Eligible for Future Sale" in the Prospectus and (2) in the Registration Statement in Items 14 and 15, insofar as such statements constitute a summary of the terms of the Company's capital stock, legal matters or documents referred to therein, are accurate in all material respects;

               (x) this Agreement has been duly authorized, executed and delivered by the Company; and to such counsel's knowledge, no consent, approval, authorization or order of, or filing with, any federal or New York or Delaware court or governmental agency or body is required for the consummation of the issuance and sale of the Shares by the Company pursuant to this Agreement, except such as have been obtained under the federal securities laws and such as may be required under the state securities laws in connection with the purchase and distribution of such Shares by the Underwriters;

               (xi) the execution of this Agreement and the issuance of the Shares by the Company pursuant to this Agreement will not (i) result in a breach of or a default under, any agreement, franchise, license, indenture, mortgage, deed of trust, or other instrument of the Company or any of its subsidiaries or by which the property of any of them is bound which is filed as an exhibit to the Registration Statement; or
          (ii) violate any of the provisions of the Company's certificate of incorporation or bylaws or the DGCL or any federal or New York statute, rule or regulation known to such counsel to be applicable to the Company (other than federal securities laws, as to which such counsel states no opinion); and

               (xii) the Company is not, and after giving effect to the offering of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

               In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (other than as expressly set forth above in paragraphs 4 and 9) and has not made any independent check or verification thereof, during the course of such participation (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company), no facts have come to the attention of such counsel that caused such counsel to believe that either the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel expresses no belief with respect to the financial statements, the notes thereto and the related schedules and other financial, numerical, statistical or accounting data included in the Registration Statement or the Prospectus.

          (d) You shall have received on the Option Closing Date an opinion of counsel for each of the Selling Stockholders, dated the Option Closing Date, to the effect that:

               (i) this Agreement has been duly authorized, executed and delivered or on behalf of the Selling Stockholders;

               (ii) the execution and delivery by each Selling Stockholder of, and the performance by each Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney of such Selling Stockholder will not contravene any provision of applicable law or, to the best of such counsel's knowledge, any agreement or other instrument binding upon such Selling Stockholder or, to the best of such counsel's knowledge, any judgment or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder and which would have a material adverse effect on such Selling Stockholder's ability to perform its obligations under this Agreement, the Custody Agreement and the Power of Attorney. No consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, the Custody Agreement or the Power of Attorney of such Selling Stockholder except for compliance with the Securities Act and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the Underwriters;

               (iii) each of the Selling Stockholders has the legal right and power, and authority, to enter into this Agreement, the Custody Agreement and the Power of Attorney of such Selling Stockholder and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder;

               (iv) the Custody Agreement and the Power of Attorney of such Selling Stockholder have been duly authorized, executed and delivered by such Selling Stockholder and are valid and binding obligations of such Selling Stockholder; and

               (v) delivery of the Shares to be sold by each Selling
          Stockholder pursuant to this Agreement will pass good and marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances; provided that counsel may
                                                  --------
          assume that purchasers of Shares to be sold by each Selling Stockholder are bona fide purchasers.

          (e) You shall have received on the Closing Date an opinion of Shearman & Sterling, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (v), (ix) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters"), (x) and (xiii) of paragraphs (c) above.

          With respect to subparagraph (xiii) of paragraph (c) above, Latham & Watkins and Shearman & Sterling may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified. With respect to paragraph (d) above, counsel for each of the Selling Stockholders may rely upon an opinion or opinions of counsel for any Selling Stockholders and, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of each Selling Stockholder contained herein and in the Custody Agreement and Power of Attorney of such Selling Stockholder and in other documents and instruments; provided that (A) each such counsel for the Selling Stockholders is satisfactory to your counsel,
     (B) a copy of each opinion so relied upon is delivered to you and is in form and substance satisfactory to your counsel, (C) copies of such Custody Agreements and Powers of Attorney and of any such other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to your counsel and (D) counsel for each of the Selling Stockholders shall state in their opinion that they are justified in relying on each such other opinion.

          The opinions of Latham & Watkins and counsel for each of the Selling Stockholders described in paragraphs (c) and (d) above (and any opinions of counsel for any Selling Stockholder referred to in the immediately preceding paragraph) shall be rendered to you at the request of the Company or one or more of the Selling Stockholders, as the case may be, and shall so state therein.

          (f) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from each of Ernst & Young LLP, McGladrey & Pullen, LLP and Weintraub & Morrison, P.C., independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (g) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and certain stockholders, officers and directors of the Company listed on Schedule IV hereto relating to sales of shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for such common stock, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          (h) You shall receive such further certificates and documents relating to the Company, its subsidiaries and the Selling Stockholders as you may reasonably request.

          The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.


          7. Covenants of the Company.  In further consideration of the
             ------------------------
agreements of the Underwriters herein contained, the Company covenants as follows:

          (a) To furnish to you, without charge, three (3) signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph
     (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and to file no such proposed amendment or supplement to which you reasonably object.

          (c) If, during such period after the first date of the public offering of the Shares the Prospectus is required by law to be delivered under the Securities Act in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the

     Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with any review of the offering of the Shares by the NASD. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not currently qualified or where it would be subject to taxation as a foreign corporation.

          (e) To make generally available to the Company's security holders and to you as soon as practicable an earnings statement covering the twelve-month period ending December 31, 1998 that satisfies the provisions of
     Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in
     Section 7(d) hereof, including filing fees and the reasonable fees and reasonable disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the New York Stock Exchange, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, excluding the cost of any aircraft chartered in connection with the road show which shall be at the Underwriters' expense, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution," and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.


          8. Indemnity and Contribution.  (a) The Company agrees to indemnify
             --------------------------
and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such

Underwriter through you expressly for use therein; provided, however, that the
                                                   --------  -------
foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

          (b) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto; provided,
                                                                     --------
however, that the foregoing indemnity agreement with respect to any preliminary
-------
prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. Notwithstanding the foregoing, the liability of any Selling Stockholder pursuant to this paragraph (b) shall be limited to an amount equal to the total net proceeds received by such Selling Stockholder from the sale of Shares by such Selling Stockholder.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the three preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Stockholders under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (e) If the indemnification provided for in the first, second or third paragraph of this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sellers on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

          (f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Article IX are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The liability of any Selling Stockholder pursuant to this paragraph (f) shall be limited to an amount equal to the total net proceeds received by such Selling Stockholder from the sale of Shares by such Selling Stockholder.


          (g) The indemnity and contribution provisions contained in this
Article IX and the representations and warranties of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.


          9.  Termination.  This Agreement shall be subject to termination by
              -----------
notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          10. Effectiveness; Defaulting Underwriters. This Agreement shall
              --------------------------------------
become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement by the Commission.

          If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 2 be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case either you or the Company shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Seller will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.



          11. Counterparts. This Agreement may be signed in two or more
              ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



          12. Headings. The headings of the sections of this Agreement have been
              --------
inserted for convenience of reference only and shall not be deemed a part of this Agreement.



          13. Applicable Law. This Agreement shall be governed by and construed
              --------------
in accordance with the internal laws of the State of New York.

                                    Very truly yours,

                                    RENTAL SERVICE CORPORATION


                                    By
                                       ----------------------------
                                       Name:
                                       Title:

                                    The Selling Stockholders named in
                                     Schedule II hereto, acting severally


                                    By
                                       ----------------------------
                                       [________________]
                                       Attorney-in-fact
Accepted, ___________, 1997

MORGAN STANLEY & CO.
 INCORPORATED
WILLIAM BLAIR & COMPANY, L.L.C.

Acting severally on behalf of themselves and the several U.S. Underwriters named in Schedule I hereto.

By Morgan Stanley & Co.
 Incorporated


By
  ----------------------------

MORGAN STANLEY & CO. INTERNATIONAL LIMITED
WILLIAM BLAIR & COMPANY, L.L.C.

Acting severally on behalf of themselves and the several International Underwriters named in Schedule II hereto.

By Morgan Stanley & Co.
   International Limited


By
  ----------------------------

                                   SCHEDULE I

                               U.S. Underwriters
                               -----------------

                                                  Number of
                                               U.S. Firm Shares
Underwriter                                    To Be Purchased
-----------                                    ----------------
Morgan Stanley & Co. Incorporated
William Blair & Company, L.L.C.

                                  SCHEDULE II

                           International Underwriters
                           --------------------------

                                                        Number of
                                                   International Shares
Underwriter                                           To Be Purchased
-----------                                        --------------------
Morgan Stanley & Co. International
  Limited
William Blair & Company, L.L.C.

                                  SCHEDULE III

                              Selling Stockholders
                              --------------------

                                                       Number of
                                                    Additional Shares
Selling Stockholder                                    To Be Sold
-------------------                                 -----------------
Thomas Foster                                            69,910
Equipment Lessors Inc.                                   30,730
UST Private Equity Investors Fund Inc.                   14,129
Martin R. Reid                                           44,407

                                  SCHEDULE IV

                     Persons Delivering Lock-up Agreements
                     -------------------------------------

Brentwood RSC Partners, L.P.
Ronald Halchishak
David G. Ledlow
Douglas A. Waugaman
Robert M. Wilson
David B. Harrington
Bruce A. Lisanti
William M. Barnum, Jr.
James R. Buch
Christopher A. Laurence
Eric L. Mattson
Britton H. Murdoch
John M. Sullivan
David P. Lanoha

                                   EXHIBIT A
                                   ---------


                           Form of Lock-up Agreement
                           -------------------------

                                              _____________, 199_


Morgan Stanley & Co. Incorporated
William Blair & Company, L.L.C.
c/o Morgan Stanley & Co., Incorporated
    1585 Broadway
    New York, NY 10036


Dear Sirs:

          The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley"), as U.S. Representative of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited ("Morgan Stanley International"), as International Representative of the several International Underwriters, proposes to enter into an underwriting agreement (the "Underwriting Agreement") with Rental Service Corporation (the "Company") and certain stockholders of the Company (the "Selling Stockholders") providing for the public offering (the "Public Offering") by the several Underwriters, including Morgan Stanley and Morgan Stanley International (the "Underwriters"), of ___________ shares of Common Stock, par value $.01 per share, of the Company (the "Firm Shares") to be issued and sold by the Company and up to an additional __________ shares of Common Stock, par value $.01 per share, of the Company (the "Additional Shares") to be sold by the Selling Stockholders. The Firm Shares and the Additional Shares are hereinafter referred to as the "Shares."

          To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (provided that such shares or securities are either now owned by the undersigned or are hereafter acquired prior to or in connection with the Public Offering), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares of Common Stock, whether any such transaction described in clause
(1) or (2) above is to be
settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement or (b) transactions relating to the grant of stock options and purchase rights to employees of the Company under the 1995 Plan, the 1996 Plan and the QSP Plan (each, as defined in the Prospectus), the sale of any shares of Common Stock that are subject to an existing pledge or other security arrangement in good faith pursuant to the terms of such pledge or arrangement, or the issuance of shares of Common Stock in connection with the Center Acquisitions (as defined in the Prospectus) and other acquisitions. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to the registration of shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

          Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Stockholders and the Underwriters.


                                    Very truly yours,


                                    ----------------------------------
                                    Name:
                                    Address: